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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Alternative Living Services, Inc.:



We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick LLP
Milwaukee, Wisconsin
May 21, 1996

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                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
ALS-Midwest Inc.:



We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick LLP
Milwaukee, Wisconsin
May 21, 1996

                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
New Crossings International Corporation:



We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick LLP
Seattle, Washington
May 21, 1996